                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box: [_]

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(C)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                ValiCert, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

         -----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     (3) Filing Party:

         -----------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                                VALICERT, INC.
                            339 N. Bernardo Avenue
                            Mountain View, CA 94043

May 7, 2001

Dear Stockholder:

   This year's annual meeting of stockholders will be held on Friday, June 8, 2001, at 9:00 a.m. local time, in the boardroom at ValiCert, Inc.'s principal offices, 339 N. Bernardo Avenue, Mountain View, CA 94043. You are cordially invited to attend.

   The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

   It is important that you use this opportunity to take part in the affairs of ValiCert, Inc. by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

   A copy of ValiCert, Inc.'s Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review ValiCert, Inc.'s activities over the past year and our plans for the future. Our board of directors and management look forward to seeing you at the annual meeting.

                                          Very truly yours,

                                          /s/ Joseph (Yosi) Amram
                                          Joseph (Yosi) Amram
                                          President and
                                          Chief Executive Officer

                                VALICERT, INC.
                            339 N. Bernardo Avenue
                            Mountain View, CA 94043

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                            To Be Held June 8, 2001

TO THE STOCKHOLDERS:

   Notice is hereby given that the annual meeting of the stockholders of ValiCert, Inc., a Delaware corporation ("ValiCert"), will be held on June 8, 2001, at 9:00 a.m. local time, in the boardroom at our principal offices located at 339 N. Bernardo Avenue, Mountain View, California 94043, for the following purposes:

     1. To elect two (2) Class I directors to hold office for a 3-year term and until their respective successors are elected and qualified.

     2. To ratify the appointment of Deloitte & Touche LLP as ValiCert's independent auditors for the fiscal year ending December 31, 2001.

     3. To transact such other business as may properly come before the meeting.

   Stockholders of record at the close of business on April 26, 2001 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at ValiCert's principal offices located at 339 N. Bernardo Avenue, Mountain View, California 94043.

                                          By order of the Board of Directors,

                                          /s/ Srinivasan (Chini) Krishnan
                                          Srinivasan (Chini) Krishnan
                                          Secretary

May 7, 2001
Mountain View, California


 IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

   The accompanying proxy is solicited by the board of directors of ValiCert, Inc., a Delaware corporation ("ValiCert"), for use at its annual meeting of stockholders to be held on June 8, 2001, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy are being mailed to our stockholders on or about May 7, 2001.

                            SOLICITATION AND VOTING

   Annual Report. An annual report for the year ended December 31, 2000, is enclosed with this proxy statement.

   Voting Securities. Only stockholders of record as of the close of business on April 26, 2001 will be entitled to vote at the meeting and any adjournment thereof. As of that time, there were 22,806,225 shares of our common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of our common stock held by him or her. Our bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

   Solicitation of Proxies. The cost of soliciting proxies will be borne by us. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

   Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the secretary of ValiCert a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   ValiCert has a classified board of directors consisting of two (2) Class I directors, two (2) Class II directors and two (2) Class III directors, who will serve until the annual meetings of stockholders to be held in 2001, 2002 and 2003, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three (3) years to succeed those directors whose terms expire at the annual meeting dates.

   The terms of the Class I directors will expire on the date of the upcoming annual meeting. Accordingly, two (2) persons are to be elected to serve as Class I directors of the board of directors at the meeting. Management's nominees for election by the stockholders to those two (2) positions are the current Class I members of the board of directors, Taher Elgamal and Magdalena Yesil. If elected, the nominees will serve as directors until our Annual Meeting of Stockholders in 2004 and until their successors are elected and qualified. If any of the nominees decline to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

   If a quorum is present and voting, the two (2) nominees for Class I director receiving the highest number of votes will be elected as Class I directors. Abstentions and broker non-votes have no effect on the vote.

   The ages and background of our current directors, including the Class I nominees to be elected at this meeting, are as follows.

                                                                   Director
 Name                          Position With ValiCert          Age  Since
 ----                          ----------------------          --- --------

Class I directors nominated for election at the 2001 Annual Meeting of
Stockholders:

 Taher Elgamal................ Director                         45   1997
 Magdalena Yesil.............. Director                         42   1999

Class II directors whose terms expire at the 2002 Annual Meeting of
Stockholders:

 John Johnston................ Director                         48   1998
 Scott J. Loftesness.......... Director                         53   1998

Class III directors whose terms expire at the 2003 Annual Meeting of
Stockholders:

 Joseph (Yosi) Amram.......... President, Chief Executive       44   1997
                               Officer,
                               and Director
 Srinivasan (Chini) Krishnan.. Chairman of the Board of         32   1996
                               Directors,
                               Chief Technology Officer, and
                               Secretary

   Joseph (Yosi) Amram has served as our president and chief executive officer since August 1997. From January 1989 to August 1996, Mr. Amram founded and served as chairman and chief executive officer for Individual, Inc., a content aggregation provider of personalized information services. Before that, Mr. Amram was a venture capitalist at the Aegis Funds, and led the product marketing group at Rational Software, a provider of object oriented software. Mr. Amram served three years in the Israeli air force where he attained the rank of sergeant major. Mr. Amram has B.S. and M.S. degrees in electrical engineering from the Massachusetts Institute of Technology and an M.B.A. with distinction from Harvard Business School.

   Srinivasan (Chini) Krishnan co-founded ValiCert in February 1996 and has served as our chairman of the board of directors and chief technology officer since February 1996. From June 1994 to February 1996, Mr. Krishnan was at Enterprise Integration Technologies where he was instrumental in launching and managing Terisa Systems, a security toolkits company and CommerceNet, an industry consortium to develop business over the Internet. From May 1991 to June 1994, Mr. Krishnan served in various engineering positions at Cadence Design Systems. Mr. Krishnan has a B.S. degree in computer science from the Indian Institute of Technology and a M.S. degree in computer science from Duke University.

   Taher Elgamal has served as one of our directors since October 1997. Mr. Elgamal has served as chief executive officer for Securify, an Internet security company since June 1998. From April 1995 to June 1998, Mr. Elgamal served as chief scientist for Netscape Communications, an Internet software company. Mr. Elgamal serves on the board of directors of the following public companies: RSA Security, Inc., hi/fn, Inc., and Phoenix Technologies, Ltd. Mr. Elgamal has M.S. and Ph.D. degrees in electric engineering from Stanford University.

   John Johnston has served as one of our directors since May 1998. Mr. Johnston has been a venture capitalist at August Capital since August 1995 and from 1988 to the present, has been a venture capitalist at Technology Venture Investors. Mr. Johnston has a B.A. degree in English from Princeton University and an M.B.A. degree from Harvard Business School.

   Scott J. Loftesness has served as one of our directors since March 1998. Mr. Loftesness has acted as a private investor since July 1999. From August 1998 to July 1999, Mr. Loftesness was interim chief executive officer of Digicash Incorporated, an electronic payment company that filed for Chapter 11 bankruptcy in 1998. From June 1994 to June 1998, Mr. Loftesness was group executive at First Data Corporation, an electronic payment processing company. Mr. Loftesness attended the University of California at Berkeley.

   Magdalena Yesil has served as one of our directors since October 1999. Ms. Yesil has been a venture capitalist at U.S. Venture Partners since January 1998. From August 1996 to December 1997, Ms. Yesil founded MarketPay, a software company, and served as its president. From 1994 to August 1996, Ms. Yesil founded Cybercash, a secure electronic payment company, and served as vice president, marketing and technology. Ms. Yesil has a B.S. degree in industrial engineering and a M.S. degree in electrical engineering from Stanford University.

Board Meetings and Committees

   Our board of directors held six (6) meetings during the fiscal year ended December 31, 2000. Our board of directors has established an audit committee and a compensation committee. It does not have a nominating committee or a committee performing the functions of a nominating committee. During the last fiscal year, no director attended fewer than seventy-five percent of the total number of meetings of our board of directors and all of the committees of our board of directors on which such director served held during that period.

   The members of the audit committee during the fiscal ended December 31, 2000 were Taher Elgamal, John Johnston and Magdalena Yesil. The audit committee's functions include:

  . review with our independent auditors and management the annual financial statements and independent auditors' opinion,

  . review the scope and results of the examination of our financial statements by the independent auditors,

  . approve all professional services and related fees performed by the independent auditors,

  . recommend the retention of the independent auditors to our board of directors, subject to ratification by our stockholders, and

  . periodically review our accounting policies and internal accounting and financial controls.

   The audit committee also oversees actions taken by our independent auditors, recommends the engagement of auditors and reviews our internal audits. The audit committee held two (2) meetings during the fiscal year ended December 31, 2000.

   All members of the audit committee are "independent" in accordance with Rules 4310(c)(26)(B)(i) and 4200(a)(15) of the National Association of Securities Dealers, Inc. Our board of directors has adopted a charter for the audit committee, which is attached as Appendix A to this Proxy Statement. The information contained in this paragraph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange

Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that we specifically incorporates it by reference in such filing.

   For additional information concerning the audit committee, see "Report of the Audit Committee" and "Principal Accounting Firm Fees."

Compensation Committee Interlocks and Insider Participation

   The members of the compensation committee during the fiscal year ended December 31, 2000 were John Johnston and Scott J. Loftesness. The compensation committee reviews and approves salary and bonus levels and stock option grants for executive officers. During the fiscal year ended December 31, 2000, no member of our compensation committee and none of our executive officers served as a member of a board of directors or a compensation committee of any entity that has one or more of our executive officers serving as a member of that entity's board of directors or compensation committee. The compensation committee held five (5) meetings during the fiscal year ended December 31, 2000. For additional information concerning the compensation committee, see "Report of the Compensation Committee of the Board of Directors on Executive Compensation."

Vote Required and Board of Directors' Recommendation

   If a quorum is present and voting at the annual meeting of stockholders, the nominees for Class I director receiving the highest number of votes will be elected as a Class I director. Abstentions and broker non-votes will have no effect on the outcome of the vote.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

                                PROPOSAL NO. 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

   Our board of directors has selected Deloitte & Touche LLP as our independent public auditors to audit the consolidated financial statements of ValiCert for the fiscal year ending December 31, 2001. Deloitte & Touche LLP has acted in such capacity since its appointment in fiscal year 1999. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

   The following table sets forth the aggregate fees billed to ValiCert for the fiscal year ended December 31, 2000 by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and its respective affiliates (collectively, "Deloitte & Touche"):

     Audit Fees....................................................... $159,000
     Financial Information Systems Design and Implementation Fees..... None
     All Other Fees................................................... $576,000

   Audit Fees include fees for professional services and expenses related to Deloitte & Touche's audit of our consolidated financial statements and expenses related to timely reviews of quarterly financial information.

   All Other Fees include fees and expenses for services rendered in connection with our registration statement on Form S-1 and preparation of our 2000 tax returns. Deloitte & Touche did not provide any management advisory services during the fiscal year ended December 31, 2000.

   The audit committee has considered the role of Deloitte & Touche in providing information technology, business consulting, tax services and other non-audit services for ValiCert and has concluded that such services are compatible with Deloitte & Touche's independence as our auditors.

Vote Required and Board of Directors' Recommendation

   The approval of this proposal requires a majority of the votes cast at the annual meeting of stockholders at which a majority of all outstanding shares of common stock is present, either in person or by proxy, to be cast in favor of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS VALICERT'S INDEPENDENT PUBLIC AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth, as of March 31, 2001, certain information with respect to the beneficial ownership of our common stock by:

  (i) each stockholder that we know to be the beneficial owner of more than 5% of common stock,

  (ii)  each director and director-nominee of ValiCert,

  (iii) each executive officer named in the Summary Compensation Table below, and

  (iv)  all directors and executive officers of ValiCert as a group.

   Throughout this Proxy Statement, we have adjusted all share amounts to reflect the automatic conversion of our preferred stock into common stock and a one-for-three stock split that occurred upon the closing of our initial public offering in July 2000.

   Except as otherwise indicated, the address of each beneficial owner is c/o ValiCert, Inc., 339 N. Bernardo Avenue, Mountain View, California 94043.

   Except as indicated in the footnotes to the table, we believe that the persons named in the table have sole voting and dispositive power over all of the shares of common stock that they own, except where community property laws apply. This percentage includes the common stock which each named person has the right to acquire beneficial ownership either currently or within sixty
(60) days of March 31, 2001, including upon exercise of stock options; however, such common stock shall not be deemed outstanding for the purposes of completing the percentage owned by any other person. Percentages of beneficial ownership is based upon 22,812,282 shares of common stock outstanding on March 31, 2001.

                                                      Number of Shares
                                                        Beneficially
Name of Beneficial Owner                                   Owned       Percent
------------------------                              ---------------- -------
U.S. Venture Partners (1)
 2180 Sand Hill Road, Suite 300
 Menlo Park, CA 94025................................    1,917,692       8.4%
August Capital (2)
 2480 Sand Hill Road, Suite 101
 Menlo Park, CA 94025................................    1,881,070       8.2
Gaitonde Living Trust (3)
 c/o Girish Gaitonde
 Xoriant Corporation
 5400 Betsy Ross Drive
 Santa Clara, CA 95054...............................    1,540,822       6.8
Joseph (Yosi) Amram (4)..............................    1,799,021       7.8
Srinivasan (Chini) Krishnan (5)......................    1,489,396       6.5
Scott J. Loftesness (6)..............................      105,119        *
Taher Elgamal (7)....................................       79,999        *
Magdalena Yesil(8)...................................       60,000        *
John Johnston (9)....................................       20,000        *
Sathvik Krishnamurthy (10)...........................      401,031       1.8
Rajiv Dholakia (11)..................................      387,618       1.7
Alexander Garcia-Tobar (12)..........................      283,609       1.2
Martin Yam (13)......................................      254,761       1.1
Timothy Conley (14)..................................      246,824       1.1
Directors and executive officers as a group (12
 persons)(15)........................................    5,718,059      23.7

--------
 (1) According to Schedule 13G filed by the stockholder with the Securities and Exchange Commission in February 2001, U.S. Venture Partners beneficially owns 1,917,692 shares of common stock.

 (2) According to Schedule 13G filed by the stockholder with the Securities and Exchange Commission in February 2001, August Capital beneficially owns 1,881,070 shares of common stock.

 (3) According to Schedule 13G filed by the stockholder with the Securities and Exchange Commission in February 2001, the Gaitonde Living Trust beneficially owns 1,540,822 shares of common stock.

 (4) Includes 169,183 shares held in trust for Mr. Amram's children. Also includes 146,666 shares subject to options and 104,283 shares from a warrant that may be exercised within 60 days of March 31, 2001.

 (5) Includes 2,750 shares held by Mr. Krishan's spouse. Also includes 73,333 shares subject to options and 38,194 shares from a warrant that may be exercised within 60 days of March 31, 2001.

 (6) Includes 20,000 shares subject to options and 6,613 shares from a warrant that may be exercised within 60 days of March 31, 2001.

 (7) Includes 33,333 shares subject to options that may be exercised within 60 days of March 31, 2001.

 (8) Includes 40,000 shares held in the name of a trust for Ms. Yesil's children. Also includes 20,000 shares subject to options that may be exercised within 60 days of March 31, 2001.

 (9) Represents 20,000 shares subject to options that may be exercised within 60 days of March 31, 2001.

(10) Includes 346,500 shares held in the name of the Krishnamurthy Trust and 25,000 shares subject to options and 66,031 shares from a warrant that may be exercised within 60 days of March 31, 2001. Also includes 2,500 shares held by Mr. Krishnamurthy's sister and 1,000 shares held in trust for his sister's children, of which he disclaims beneficial ownership.

(11) Includes 15,000 shares held in the name of the Dholakia Family Trust. Also includes 25,000 shares subject to options and 44,285 shares from a warrant that may be exercised within 60 days of March 31, 2001.

(12) Includes 73,333 shares subject to options and 15,276 shares from a warrant that may be exercised within 60 days of March 31, 2001.

(13) Includes 16,000 shares held in trust for Mr. Yam's children. Also includes 40,000 shares subject to options and 21,428 shares from a warrant that may be exercised within 60 days of March 31, 2001.

(14) Includes 191,666 shares subject to options and 21,825 shares from a warrant that may be exercised within 60 days of March 31, 2001.

(15) Includes 956,086 shares subject to options and 317,935 shares from warrants that may be exercised within 60 days of December 31, 2000.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

   The following table sets forth the compensation of our chief executive officer and the next five most highly compensated executive officers of ValiCert whose total annual salary and bonus exceeded $100,000 per year for services rendered to ValiCert for the last two fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM
                                                                       COMPENSATION
                                                                       ------------
                                        ANNUAL COMPENSATION               AWARDS
                                -------------------------------------  ------------
                                                                          SHARES
                                                          ALL OTHER     UNDERLYING
NAME AND PRINCIPAL POSITION     YEAR  SALARY  BONUS(1) COMPENSATION(2)   OPTIONS
---------------------------     ---- -------- -------  --------------  ------------
Joseph (Yosi) Amram,........... 2000 $165,000 $85,000      $               66,666
 President and Chief            1999  150,000  61,750                     133,333
 Executive Officer
Timothy Conley(3),............. 2000  170,000  30,000                     200,000
 VP Finance and Chief           1999                                            0
 Financial Officer
Rajiv Dholakia,................ 2000  200,000  20,000                      33,333
 VP Product Development and     1999  180,000  17,900                           0
 Operations and Chief
 Technology Officer
Alexander Garcia-Tobar,........ 2000  130,000  47,102      22,898          66,666
 VP, International              1999  100,000  35,330                      66,666
 Operations and VP
 Global Sales
Sathvik Krishnamurthy,......... 2000  160,000  40,000                      50,000
 VP Marketing and               1999  145,000  28,050                           0
 Business Development
Martin Yam,.................... 2000  145,000  48,000      48,250          66,666
 VP Sales and Field             1999  135,000  49,932                      50,000
 Operations, VP Global Services

--------
(1) Bonuses are based on performance. See "Report of the Compensation Committee on Executive Compensation."

(2) Represents commissions based on performance.

(3) Hired in 2000.

Stock Options Granted in Fiscal 2000

   The following table provides the specified information concerning grants of options to purchase our common stock made during the fiscal year ended December 31, 2000 to the persons named in the Summary Compensation Table:

                       Option Grants in Last Fiscal Year

                                       Individual Grants               Potential Realized
                          --------------------------------------------  Value at Assumed
                                      % of Total                         Annual Rates of
                          Number of    Options                             Stock Price
                            Shares     Granted    Exercise              Appreciation for
                          Underlying to Employees  Price                 Option Term(1)
                           Options    in Fiscal     Per     Expiration -------------------
          Name            Granted(2)   Year(3)    Share(4)     Date       5%       10%
          ----            ---------- ------------ --------  ----------    --    ----------
Joseph (Yosi) Amram.....    66,666       2.7%     $   3.00  04/13/2010 $125,778 $  318,745
Timothy Conley..........   200,000       8.2          1.65  02/03/2010  207,535    525,935
Rajiv Dholakia..........    33,333       1.4          1.25  01/03/2010   26,204     66,405
Alexander Garcia-Tobar..    66,666       2.7        33,333  01/03/2010   26,204     66,405
                                                  at $1.25;
                                                    33,333  04/13/2010  628,894  1,593,741
                                                  at $3.00
Sathvik Krishnamurthy...    50,000       2.1          1.25  01/03/2010   39,306     99,609
Martin Yam..............    66,666       2.7        33,333  01/03/2010   26,204     66,405
                                                  at $1.25;
                                                    33,333  04/13/2010  628,894  1,593,741
                                                  at $3.00

--------
(1) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(2) All options granted under the 1998 Stock Plan are immediately exercisable but vest over a four-year period from the date of grant, subject to the optionee's continuous employment with ValiCert. Generally, twenty-five percent of an option will vest one year after the date of the option grant and the remaining seventy-five percent of the option will vest monthly thereafter so long as the holder of the option remains an employee of ValiCert.

(3) Based on a total of 2,431,497 options granted to all employees during fiscal 2000.

(4) All option prices were set by the board of directors following review of the earnings history and financial condition of ValiCert.

Aggregate Option Exercises for Fiscal 2000 and Fiscal 2000 Year-End Values

   The following table provides information concerning exercises of options to purchase ValiCert common stock during the fiscal year ended December 31, 2000, and unexercised options held on December 31, 2000, by the persons named in the Summary Compensation Table:

                                                  Number of Shares           Value of Unexercised
                                               Underlying Unexercised      In-the-Money Options at
                           Shares            Options at Fiscal Year End       Fiscal Year End(1)
                          Acquired          ---------------------------- ----------------------------
                             on     Value
          Name            Exercise Realized Exercisable(2) Unexercisable Exercisable(2) Unexercisable
          ----            -------- -------- -------------- ------------- -------------- -------------
Joseph (Yosi) Amram.....        0    $ 0        66,666            0        $  437,496        $ 0
Timothy Conley..........   33,333      0       166,666            0         1,093,746          0
Rajiv Dholakia..........   33,333      0             0            0                 0          0
Alexander Garcia-Tobar..   33,333      0        33,333            0           218,748          0
Sathvik Krishnamurthy...   50,000      0             0            0                 0          0
Martin Yam..............   26,666      0        40,000            0           262,500          0

--------
(1) Based on a market value of $6.5625, the closing price of ValiCert's common stock on December 29, 2000, as reported by the Nasdaq National Market.

(2) All options granted under the 1998 Stock Plan are immediately exercisable but vest over a four-year period from the date of grant, subject to the optionee's continuous employment with ValiCert. Generally, twenty-five percent of an option will vest one year after the date of the option grant and the remaining seventy-five percent of the option will vest monthly thereafter so long as the holder of the option remains an employee of ValiCert.

   Shares Acquired on Exercise includes all shares that may be purchased under the option, or portion of the option, exercised without deducting shares withheld to satisfy tax obligations, sold to pay the exercise price, or otherwise disposed of. Value Realized is calculated by multiplying the difference between the market value of a share of common stock (closing market price) on the exercise date and the exercise price by the number of shares acquired upon exercise.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Employment Agreements

   We entered into an employment agreement with Joseph (Yosi) Amram, our president and chief executive officer, in August 1997. Under this agreement, Mr. Amram was paid an annual base salary of $150,000 and a bonus of up to $50,000 in 1998. After 1998, Mr. Amram's salary and bonus were determined by our compensation committee. Under his employment agreement, Mr. Amram was granted options to purchase 36,666 shares of common stock at a purchase price of $0.09 per share, which will vest over three years, with one-sixth vesting upon the completion of six months of service and the remainder vesting in equal monthly installments over the next 30 months of service. If we terminate Mr. Amram for reasons other than a material breach of his duties, or significantly interfere with his ability to perform his job duties or significantly demote him, before all of his options vest, all of his option shares that remain unvested will vest if the per share value of our common stock equals or exceeds $9.00; or fifty percent of Mr. Amram's option shares that remain unvested will vest if the per share value of our common stock is less than $9.00. Upon a change-in-control, all of Mr. Amram's unvested option shares will vest.

 Stock Option and Warrant Agreements

   Joseph (Yosi) Amram. We entered into stock option and warrant agreements with Joseph (Yosi) Amram, our president, chief executive officer and a member of our board of directors. Mr. Amram was granted options to purchase an aggregate of 342,728 shares of common stock. Mr. Amram has exercised options to purchase

276,062 shares of common stock. Mr. Amram was granted warrants to purchase 175,484 shares of common stock. Mr. Amram has not exercised any of these warrants. The stock option and warrant agreements provide for immediate termination of our right to repurchase all unvested shares upon a change-in-control event.

   Srinivasan (Chini) Krishnan. We entered into stock option and warrant agreements with Srinivasan (Chini) Krishnan, the chairman of our board of directors, chief technology officer and secretary. Mr. Krishnan was granted options to purchase an aggregate of 516,507 shares of common stock. Mr. Krishnan has exercised options to purchase 1,105,396 shares of common stock. Mr. Krishnan was granted warrants to purchase 83,333 shares of common stock. Mr. Krishnan has not exercised any of these warrants. The stock option and warrant agreements provide for immediate termination of our right to repurchase all unvested shares upon a change-in-control event.

   Timothy Conley. We entered into stock option and warrant agreements with Timothy Conley, our vice president, finance, and chief financial officer. Mr. Conley was granted options to purchase an aggregate of 200,000 shares of common stock. Mr. Conley has exercised options to purchase 33,333 shares of common stock. Mr. Conley was granted warrants to purchase 33,333 shares of common stock. Mr. Conley has not exercised any of these warrants. The stock option and warrant agreements provide for immediate termination of our right to repurchase fifty percent of unvested shares upon a change-in-control event.

   Rajiv Dholakia. We entered into stock option and warrant agreements with Rajiv Dholakia, our vice president, product development and operations and chief technology officer. Mr. Dholakia was granted options to purchase an aggregate of 333,333 shares of common stock. Mr. Dholakia has exercised all of these options. Mr. Dholakia was granted warrants to purchase 60,000 shares of common stock. Mr. Dholakia has not exercised any of these warrants. The stock option and warrant agreements provide for immediate termination of our right to repurchase fifty percent of unvested shares upon a change-in-control event.

   Alexander Garcia-Tobar. We entered into stock option and warrant agreements with Alexander Garcia-Tobar, our vice president, international operations and global sales. Mr. Garcia-Tobar was granted options to purchase an aggregate of 233,333 shares of common stock. Mr. Garcia-Tobar has exercised 200,000 of these options. Mr. Garcia-Tobar was granted warrants to purchase 33,333 shares of common stock. Mr. Garcia-Tobar has not exercised any of these warrants. The stock option and warrant agreements provide for immediate termination of our right to repurchase fifty percent of unvested shares upon a change-in-control event.

   David Jevans. We entered into a stock option agreement with David Jevans, our vice president, corporate development. Mr. Jevans was granted options to purchase 429,421 shares of common stock. Mr. Jevans has exercised options to purchase 166,666 shares of common stock. The stock option agreement provides for immediate termination of our right to repurchase fifty percent of unvested options upon a change-in-control event.

   Sathvik Krishnamurthy. We entered into stock option and warrant agreements with Sathvik Krishnamurthy, our vice president, marketing and business development. Mr. Krishnamurthy was granted options to purchase an aggregate of 350,000 shares of common stock. Mr. Krishnamurthy has exercised all of these options. Mr. Krishnamurthy was granted warrants to purchase 86,666 shares of common stock. Mr. Krishnamurthy has not exercised any of these warrants. The stock option and warrant agreements provide for immediate termination of our right to repurchase fifty percent of unvested shares upon a change-in-control event.

   Martin Yam. We entered into stock option and warrant agreements with Martin Yam, our vice president, sales and field operations and global services. Mr. Yam was granted options to purchase an aggregate of 233,333 shares of common stock. Mr. Yam has exercised options to purchase 193,333 shares of common stock. Mr. Yam was granted warrants to purchase 33,333 shares of common stock. Mr. Yam has not exercised any of these warrants. The stock option and warrant agreements provide for immediate termination of our right to repurchase fifty percent of unvested shares upon a change-in-control event.

Compensation of Directors

   Directors do not receive any cash compensation from us for their services as members of the board of directors, although members are reimbursed for expenses incurred for attendance at the meetings of the board of directors and the committees. Directors are eligible to participate in our stock plans.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

   None of the members of the compensation committee has at any time been one of our officers or employees. None of our executive officers serve, or has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee. Before the creation of our compensation committee, all compensation decisions were made by our full board of directors.

Certain Relationships and Related Transactions

Loans to Officers

   Since January 1, 1997, the officers listed below have executed promissory notes and pledge agreements to finance the exercise of their stock options. Each note bears interest at 6.0% per year and has a term of five years from the date of issuance. As collateral, the holder of the shares of stock purchased with each note pledged the stock to us. Each note represents a debt to us that the holder must repay, with interest, by the earliest of:

  .the maturity date of the note;

  .the termination of the holder's employment with us;

  .a default in the payment of any installment of principal when due;

  .a sale of the stock pledge as collateral; or

  . any other date reasonably necessary for us to comply with any regulations adopted by the board of governors of the Federal Reserve System affecting the extension of credit for our securities.

   The following table summarizes the dates on which these notes were issued and, as of December 31, 2000, the outstanding principal amount of these notes and the aggregate number of shares pledged as collateral:

                                                             Aggregate Number of
                           Dates of Issuance of   Aggregate        Shares
Note Holder                        Notes           Amount   Pledged as Collateral
-----------               ----------------------- --------- ---------------------
Joseph (Yosi) Amram.....  Aug. 1999               $120,000          133,333
Timothy Conley..........  March 2000              $165,000           33,333
Rajiv Dholakia..........  June 1999-Jan. 2000     $193,000          316,667
Alexander Garcia-Tobar..  June 1999-Jan. 2000     $209,000          200,000
David Jevans............  March 2000              $388,598          166,666
Sathvik Krishnamurthy...  May 1999-Jan. 2000      $258,660          346,500
Srinivasan (Chini)
 Krishnan...............  Dec. 1997-Aug. 1999     $182,170        1,132,062
Martin Yam..............  June 1999-February 2000 $173,000          193,333

Consulting and License Revenues

   Xoriant Corporation, an affiliate of Girish Gaitonde, one of the holders of more than five percent of our capital stock, provides software development and consulting services to us. We paid $147,000 in 1998, $682,000 in 1999, and $561,000 in 2000 for these services.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than ten percent of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. All persons who file reports required by regulations of the Securities Exchange Commission are required to furnish us with copies of the reports.

   Based solely on our review of the forms furnished to us and written representations from the persons filing the reports, we believe that all filing requirements applicable to our executive officers, directors and more than ten percent stockholders were complied with.

                     REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

   The compensation committee of the board of directors is comprised of non-employee members of our board of directors. The members of the compensation committee during the fiscal year ending December 31, 2000 were John Johnston and Scott J. Loftesness. The compensation committee is responsible for setting and administering the policies governing annual compensation of our executive officers. The compensation committee reviews the performance and compensation levels for executive officers and sets salary levels.

   As the industry in which we operate can be extremely competitive, the compensation committee believes that the compensation programs for executive officers should be designed to retain and motivate talented executives responsible for success, and should be determined within the competitive environment in which we are situated and based on the achievement of business objectives, individual contribution, and financial performance. The compensation committee's goals are to provide a total compensation package that considers the compensation practices of other companies who are competing with us for executive officers, provides variable compensation that is linked to achievement of financial, division, and individual performance goals, and aligns the interests of the executive officers with ours by providing them with an equity stake in ValiCert. The components of our compensation policies for executive officers consists of base salary and benefits, bonuses and long-term stock option incentives.

Salary

   The compensation committee annually assesses the performance and sets the salary of our president and chief executive officer, Joseph (Yosi) Amram, and our other executive officers. At the beginning of the fiscal year, base salaries were established by our board of directors based on competitive compensation data, top executive's job responsibilities, experience, individual performance and contributions to the business. No specific formula was applied to determine the weight of each factor.

   The board of directors' decision with regard to Mr. Amram's compensation as president and chief executive officer was based on presidents and chief executive officers of comparable size companies. In addition, the compensation committee considers certain incentive objectives based on ValiCert's performance as it relates to revenue levels and earnings per share levels.

   In determining executive officer salaries, the compensation committee reviews recommendations from Mr. Amram which includes information from salary surveys, performance evaluations and our financial condition. The compensation committee also establishes both financial and operational-based objectives and goals in determining executive officer salaries. These goals and objectives include sales and spending forecasts for the upcoming year and published executive compensation literature for comparable sized companies.

   For more information regarding the compensation and employment arrangements of Mr. Amram and other executive officers, see "EXECUTIVE COMPENSATION AND OTHER MATTERS."

Bonuses

   Incentive bonuses are intended to reflect the board of directors' belief that a significant portion of the compensation of each executive officer should be contingent on the performance of ValiCert, as well as the individual contribution of each executive officer. In consultation with the chief executive officer, the compensation committee annually determines the total amount of cash bonuses available for executive officers and certain other management employees. For the fiscal year ending December 31, 2000, bonus awards were contingent on our achievement of revenue and operating profit targets, set by the compensation committee in consultation with the chief executive officer. Additionally, awards may be weighted so that executives would receive proportionately higher awards when performance targets were met and proportionately smaller awards when performance targets were not met.

Stock Options

   The compensation committee believes that equity ownership by executive officers provides significant motivation to maximize value for our stockholders and, therefore, periodically grants stock options under our stock option plan. Stock options are granted at the current market price and will only have value if our stock price increases over the exercise price. It is the belief of our board of directors that stock options directly motivate an executive to maximize long-term stockholder value.

   The compensation committee determines the size and frequency of option grants for executive officers, after consideration of recommendations from our chief executive officer. Recommendations for options are based upon the relative position and responsibilities of each executive officer, previous and expected contributions of each officer to ValiCert and previous option grants to each executive officer. Generally, twenty-five percent of an option grant vests twelve months after commencement of employment or after the date of grant, thereafter the remaining seventy-five percent of the option grant vests in equal monthly installments over three years, conditioned upon continued employment.

Compensation of Chief Executive Officer

   Joseph (Yosi) Amram has served as our president and chief executive officer since 1997. Early in 2001, the compensation committee reviewed Mr. Amrams's performance with regard to performance objectives set by the board of directors in 2000, weighted among specific personal and corporate objectives, in determining his eligibility for bonus compensation. Mr. Amram's bonus compensation for the fiscal year ending December 31, 2000 was $85,000. In addition, the board of directors increased Mr. Amram's salary to $185,000 per year for 2001 and granted him options to purchase 80,000 shares of common stock based on attainment of predetermined financial and other corporate goals.

Section 162(m) of the Internal Revenue Code

   We have considered the provisions of Section 162(m) of the Internal Revenue Code and related Treasury Department regulations which restrict deductibility of executive compensation paid to our chief executive officer and each of the next five most highly compensated executive officers holding office at the end of any year if the compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under our option plans would generally qualify for an exemption from these restrictions so long as the options are granted by a committee of our board of directors whose members are non-employee directors. We expect that the compensation committee will generally be comprised of non-employee directors, and that to the extent the compensation committee is not so constituted for any period of time, the options granted during such period will not be likely to result in compensation exceeding $1,000,000 in any year.

                                          COMPENSATION COMMITTEE

                                          John Johnston
                                          Scott J. Loftesness

                         REPORT OF THE AUDIT COMMITTEE

   The audit committee oversees our financial reporting process on behalf of our board of directors. Our management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Deloitte & Touche is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

   The audit committee consists of three directors, each of whom, in the judgment of our board of directors, is an "independent director" as defined in the listing standards for the Nasdaq National Market. The audit committee acts pursuant to a written charter that has been adopted by the board of directors. A copy of this charter is attached to this Proxy Statement as Appendix A.

   The audit committee has discussed and reviewed with the auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee has met with Deloitte & Touche, with and without management present, to discuss the overall scope of Deloitte & Touche's audit, the results of its examinations, its evaluations of our internal controls and the overall quality of our financial reporting.

   The audit committee has received from the auditors a formal written statement describing all relationships between the auditors and ValiCert that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and is satisfied as to the auditors' independence.

   Based on the review and discussions referred to above, the audit committee recommended to the board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                          AUDIT COMMITTEE

                                          Taher Elgamal
                                          John Johnston
                                          Magdalena Yesil

                       COMPARISON OF STOCKHOLDER RETURN

   Set forth below is a line graph comparing the annual percentage change in the cumulative total return on our common stock with the cumulative total returns of the JP Morgan Hambrecht & Quist Internet Index and the Nasdaq Computer and Data Processing Index for the period commencing on July 28, 2000 and ending on December 31, 2000.(1)

 Comparison of Cumulative Total Return From July 28, 2000 through December 31,
                                   2000 (1):
             ValiCert, JP Morgan Hambrecht & Quist Internet Index
                 and Nasdaq Computer and Data Processing Index
                       [PERFORMANCE GRAPH APPEARS HERE]

                                     JP Morgan Hambrecht      Computer and Data
                       Valicert     & Quist Internet Index    Processing Index
July 28, 2000......... $100.00             $100.00                  $100.00
December 31, 2000..... $ 65.53             $ 49.66                  $ 57.25

(1) Based on a stockholder's $100 investment on July 28, 2000 in our common stock, the JP Morgan Hambrecht & Quist Internet Index, and Nasdaq Computer and Data Processing Index, and that all dividends received by the stockholder were reinvested. No cash dividends were declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

   The information contained above under the captions "Report of the Compensation Committee on Executive Compensation," "Report of the Audit Committee of the Board of Directors," and "Comparison of Stockholder Return" shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a filing.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                            AT NEXT ANNUAL MEETING

   Under our bylaws, in order for business to be properly brought before a meeting by a stockholder, a stockholder must give timely notice in writing to ValiCert's secretary. To be timely, notice must be received at ValiCert's principal executive offices at least 120 calendar days in advance of the one year anniversary of the date our proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that: (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than thirty calendar days from the date contemplated at the time of the previous year's proxy statement or
(iii) in the event of a special meeting; then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

   Proposals of stockholders intended to be presented at the next annual meeting of the stockholders must be received by ValiCert at our offices at 339
N. Bernardo Avenue, Mountain View, California 94043 by January 6, 2002. The stockholder proposals may also be included in our proxy statement if they satisfy the conditions established by the Securities and Exchange Commission for such inclusion.

                         TRANSACTION OF OTHER BUSINESS

   At the date of this Proxy Statement, the board of directors knows of no other business that will be conducted at the 2001 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                          By order of the Board of Directors

                                          /s/ Srinivasan (Chini) Krishnan
                                          Srinivasan (Chini) Krishnan
                                          Secretary

May 7, 2001

                                  APPENDIX A
                            AUDIT COMMITTEE CHARTER

I.   STATEMENT OF POLICY

   This Charter specifies the scope of the responsibilities of the Audit Committee of the Board of Directors of ValiCert, Inc. (the "Company"), and how the Committee carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and (iii) the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

  . Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

  . Review and appraise the audit efforts and independence of the Company's auditors.

  . Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

   The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II.  ORGANIZATION AND MEMBERSHIP REQUIREMENTS

   The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, such Director:

  . is not an employee of the Company or its affiliates and has not been employed by the Company or its affiliates within the past three years;

  . is not a member of the immediate family of an executive officer of the Company or its affiliates who currently serves in that role or did so during the past three years;

  . has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service), retirement plan benefits or non-discretionary compensation;

  . has not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed 5% of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

  . is not an executive of another corporation on whose Compensation
    Committee any of the Company's current executives serves.

   All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

   The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III. MEETINGS

   The Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent auditors and management on a quarterly basis to review the Company's financial statements consistent with Section IV.A.5. below.

IV. PROCESSES

   To fulfill its responsibilities and duties the Committee shall:

   A. Documents/Reports to Review

       1. Review and reassess the Charter's adequacy periodically, as conditions dictate.

       2. Review the organization's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

       3. Review the regular Management Letter to management prepared by the independent auditors and management's response.

       4. Review related party transactions for potential conflicts of interests.

       5. Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company's Form 10-K and Form 10-Qs. These meetings should include a discussion of the independent auditors judgment quality of the Company's accounting and any uncorrected misstatements as a result of the auditors quarterly review.

       6. Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

   B. Independent Auditors

    1. Recommend to the Board the selection of the independent auditors, considering independence and effectiveness.

    2. Obtain from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, and discussing with the auditor any disclosed relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1).

    3. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

  4. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

  5. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

C. FINANCIAL REPORTING PROCESSES

  1. In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.

  2. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  3. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

D. PROCESS IMPROVEMENT

  1. Review with management and the independent auditors any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

  2. Review with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  3. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

  4. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

  5. Provide oversight and review the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

E. ETHICAL AND LEGAL COMPLIANCE

  1. Ensure that management has set an appropriate corporate "tone" for quality financial reporting, sound business practices and ethical behavior and provide management.

  2 Ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

  3. Review management's monitoring of compliance with the Foreign Corrupt Practices Act.

  4. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

  5. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

  6. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

  7. If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

                                VALICERT, INC.
                 Proxy for 2001 annual meeting of stockholders
                      solicited by the board of directors

     The undersigned hereby appoints Joseph (Yosi) Amram and Srinivasan (Chini) Krishnan, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in ValiCert, Inc. which the undersigned is entitled to vote at the 2001 annual meeting of stockholders to be held at 339 N. Bernardo Avenue, Mountain View, CA 94043 on June 8, 2001 at 9:00 a.m. Pacific Daylight Time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in ValiCert's proxy statement, receipt of which is hereby acknowledged and (2) in their discretion upon such other matters as may properly come before the meeting.

     A vote FOR the following proposals is recommended by the board of directors:

     1.   Election of directors listed below.

          Nominees:   Taher Elgamal

          [_]   FOR                     [_]   WITHHELD

                      Magdalena Yesil

          [_]   FOR                     [_]   WITHHELD



          [_] _________________________________________________________________
              INSTRUCTION: To withhold authority to vote for any nominee, mark the above box and list the name(s) of the nominee(s) in the space provided.

     2. To ratify the appointment of Deloitte & Touche LLP as ValiCert's independent auditors for the fiscal year ending December 31, 2001.

          [_]   FOR             [_]   WITHHELD              [_]   ABSTAIN

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1, 2, and 3.



 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VALICERT, INC.



                                          Dated ___________________, 2001
                                              (Be sure to date Proxy)


                                          --------------------------------------
                                          Signatures(s)



                                          --------------------------------------
                                          Print Name(s)


     Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

     Even if you are planning to attend the meeting in person, you are urged to sign and mail the proxy in the return envelope so that your stock may be represented at the meeting.